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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                            --------------------

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 23, 1996


                     WALDEN RESIDENTIAL PROPERTIES, INC.
             (Exact name of registrant as specified in charter)


           MARYLAND                        1-12592             75-2506197
 (State or other jurisdiction            (Commission          (IRS Employer
of incorporation or organization)        File Number)       Identification No.)


         One Lincoln Centre
    5400 LBJ Freeway, Suite 400
           Dallas, Texas                                          75240
(Address of principal executive offices)                        (Zip Code)


(Registrant's telephone number, including area code):  (214) 788-0510
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ITEM 5.  OTHER EVENTS

         Walden Residential Properties, Inc. (the "Company") is filing this Current Report on Form 8-K for purposes of incorporating by reference the exhibits attached hereto into Part II of the Company's registration statement on Form S-3 (Registration No. 33-92328).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (A)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         Not applicable.

    (B)  PRO FORMA FINANCIAL INFORMATION.

         Not applicable.

    (C)  EXHIBITS.

         4.1 Form of Articles Supplementary relating to ____% Series A Convertible Preferred Stock

         12.1 Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends




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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Walden Residential Properties, Inc.




Date:  April 23, 1996                   By:  /s/ Mark S. Dillinger
                                           -----------------------------------
                                           Mark S. Dillinger
                                           Executive Vice President and
                                           Chief Financial Officer





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                                 EXHIBIT INDEX



Exhibit
No.              Description                                                                                     Page No.
- ---------        -----------                                                                                     --------
4.1              Form of Articles Supplementary relating to ____%
                 Series A Convertible Preferred Stock

12.1             Ratio of Earnings to Combined Fixed Charges and
                 Preferred Stock Dividends